                                                                   EXHIBIT 10(b)

                                 AMENDMENT NO. 2
                                       TO
                            364-DAY CREDIT AGREEMENT

                  This AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT (the "AMENDMENT") dated as of February 1, 2002 is among ArvinMeritor, Inc., an Indiana corporation (the "BORROWER") and the "Lenders" and the "Agents" signatory hereto (each as defined in the "Credit Agreement" referred to below). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrower, the Lenders and the Agents are parties to that certain 364-Day Credit Agreement dated as of June 27, 200l (as amended by Amendment No. 1 thereto dated as of September 30,2001, the "CREDIT AGREEMENT") among the Borrower, the Lenders from time to time party thereto, Bank One, NA, in its capacity as administrative agent for itself and the other "Lenders" under the "Credit Agreement" (each as hereinafter defined) (the "ADMINISTRATIVE AGENT"), JP Morgan Chase Bank (successor to The Chase Manhattan
Bank), in its capacity as syndication agent for itself and the other Lenders under the Credit Agreement (the "SYNDICATION AGENT") and Citicorp USA, Inc., Bank of America, N.A. and Deutsche Bank AG New York Branch (collectively, the "DOCUMENTATION AGENTS"; the Administrative Agent, the Syndication Agent and the Documentation Agents being referred to collectively as the "AGENTS");

                  WHEREAS, the Borrower has requested that the Agents and the Lenders amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Borrower, the Agents and the Lenders have agreed to enter into this Amendment on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agents agree as follows:

                  1. Amendments. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

                  1.1. The definition of "Total Debt" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following new definition shall be substituted therefor:

                           "Total Debt" means, as of the end of any fiscal
                  quarter of the Borrower, (a) all Indebtedness of the Borrower and its Subsidiaries as at such date, but excluding Indebtedness consisting of the Borrower-obligated mandatorily redeemable preferred capital securities, determined on a consolidated basis, minus (b) the amount identified on the Borrower's consolidated balance sheet as

                  "cash and cash equivalents" as of the last day of such fiscal quarter, but solely to the extent that:

                           (i) such cash and cash equivalents exceed $50,000,000; and

                           (ii) such cash and cash equivalents are not subject to a Lien (including, without limitation, any Lien permitted hereunder), setoff (other than ordinary course setoff rights of a depository bank arising under a bank depository agreement for customary fees, charges and other account-related expenses due to such depository bank thereunder), counterclaim, recoupment, defense or other right in favor of any Person (other than the Administrative Agent, for the benefit of itself and the other Lenders).

                  2. Conditions Precedent. This Amendment shall become effective as of the date first above written, if, and only if the Administrative Agent has received duly executed originals of this Amendment from the Borrower and the Required Lenders.

                  3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

                  (a) The Borrower has the requisite corporate or other organizational power and authority to execute and deliver this Amendment and the officers of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

                  (b) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

                  (c) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  (d) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement that has not been waived.

                  4. Reference to and Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Except as specifically amended or waived above, the Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.



                                     ARVINMERITOR, INC., as the Borrower

                                     By:   /s/ Frank A. Voltolina
                                        ---------------------------------------
                                     Name: Frank A. Voltolina
                                     Title: Vice President and Treasurer


                                     LENDERS:

                                     BANK ONE, NA (Main  Office Chicago), as
                                     Administrative  Agent and a Lender

                                     By:_______________________________________
                                     Name:
                                     Title:

                                     JP MORGAN CHASE BANK (successor to THE
                                     CHASE MANHATTAN BANK), as Syndication
                                     Agent and a Lender

                                     By:_______________________________________
                                     Name:
                                     Title:

                                     BANK OF AMERICA, N.A., as Documentation
                                     Agent and a Lender

                                     By:_______________________________________
                                     Name:
                                     Title:

                                     ClTICORP USA, INC., as Documentation Agent and a Lender

                                     By:_______________________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                               ARVINMERITOR, INC., as the Borrower

                               By:_______________________________
                               Name:
                               Title:


                               LENDERS:

                               BANK ONE, NA (Main  Office  Chicago), as
                               Administrative Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                               JP MORGAN CHASE BANK (successor to THE
                               CHASE MANHATTAN BANK), as  Syndication
                               Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:


                               BANK OF AMERICA, N.A., as Documentation
                               Agent and a Lender

                               By: /s/ Chas McDonell
                                  -------------------------------
                               Name:   Chas McDonell
                               Title:  Managing Director

                               CITICORP USA, INC., as Documentation
                               Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                               ARVINMERITOR, INC., as the Borrower

                               By:_______________________________
                               Name:
                               Title:


                               LENDERS:

                               BANK ONE, NA (Main  Office  Chicago), as
                               Administrative Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                               JP MORGAN CHASE BANK (successor to THE
                               CHASE MANHATTAN BANK), as  Syndication
                               Agent and a Lender

                               By: /s/ Karen M. Sharf
                                  -------------------------------
                               Name:   Karen M. Sharf
                               Title:  Vice President


                               BANK OF AMERICA, N.A., as Documentation
                               Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                               CITICORP USA, INC., as Documentation
                               Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                               ARVINMERITOR, INC., as the Borrower

                               By:_______________________________
                               Name:
                               Title:


                               LENDERS:

                               BANK ONE, NA (Main  Office  Chicago), as
                               Administrative Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                               JP MORGAN CHASE BANK (successor to THE
                               CHASE MANHATTAN BANK), as  Syndication
                               Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:


                               BANK OF AMERICA, N.A., as Documentation
                               Agent and a Lender

                               By:_______________________________
                               Name:
                               Title:

                               CITICORP USA, INC., as Documentation
                               Agent and a Lender

                               By: /s/ Bison Ike
                                  -------------------------------
                               Name:   Bison Ike
                               Title:  Director


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                DEUTSCHE BANK AG
                                NEW YORK BRANCH, as Documentation Agent

                                By: /s/ Oliver Schwartz
                                   -------------------------------
                                Name:   Oliver Schwartz
                                Title:  Vice President


                                By: /s/ Stephan G. Peetzen
                                   -------------------------------
                                Name:   Stephan G. Peetzen
                                Title:  Director


                                DEUTSCHE BANK AG
                                NEW YORK BRANCH AND/OR CAYMAN
                                ISLAND BRANCH, as a Lender

                                By: /s/ Oliver Schwartz
                                   -------------------------------
                                Name:   Oliver Schwartz
                                Title:  Vice President


                                By: /s/ Stephan G. Peetzen
                                   -------------------------------
                                Name:   Stephan G. Peetzen
                                Title:  Director


                                ABN AMRO BANK N.V., as a Lender

                                By:_______________________________
                                Name:
                                Title:

                                By:_______________________________
                                Name:
                                Title:



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                DEUTSCHE BANK AG
                                NEW YORK BRANCH, as Documentation Agent

                                By:_______________________________
                                Name:
                                Title:


                                By:_______________________________
                                Name:
                                Title:


                                DEUTSCHE BANK AG
                                NEW YORK BRANCH AND/OR CAYMAN
                                ISLAND BRANCH, as a Lender

                                By:_______________________________
                                Name:
                                Title:

                                By:_______________________________
                                Name:
                                Title:

                                ABN AMRO BANK N.V., as a Lender

                                By: /s/ Laurie D. Flom
                                   -------------------------------
                                Name:   Laurie D. Flom
                                Title:  Senior Vice President

                                By: /s/ Douglas R. Elliott
                                   -------------------------------
                                Name:   Douglas R. Elliott
                                Title:  Group Vice President



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By: /s/ Wilfred V. Saint
                                         -------------------------------
                                      Name:   Wilfred V. Saint
                                      Title:  Associate Director
                                              Banking Products Services, US

                                      By:_______________________________
                                      Name:
                                      Title:

                                      COMERICA BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      HSBC BANK PLC, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      MERILL LYNCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      SUNTRUST BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      By:_______________________________
                                      Name:
                                      Title:

                                      COMERICA BANK, as a Lender

                                      By: /s/ Robert M. Ramirez
                                         -------------------------------
                                      Name:   Robert M. Ramirez
                                      Title:  AVP

                                      HSBC BANK PLC, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      MERILL LYNCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      SUNTRUST BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      By:_______________________________
                                      Name:
                                      Title:

                                      COMERICA BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      HSBC BANK PLC, as a Lender

                                      By: /s/ G.R. Thomas
                                         -------------------------------
                                      Name:   G.R. Thomas
                                      Title:  Global Relationship Manager

                                      MERILL LYNCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      SUNTRUST BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      By:_______________________________
                                      Name:
                                      Title:

                                      COMERICA BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      HSBC BANK PLC, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      MERRILL LYNCH, as a Lender

                                      By: /s/ Carol J.E. Feeley
                                         -------------------------------
                                      Name:   Carol J.E. Feeley
                                      Title:  Vice President
                                              Merrill Lynch Capital Corp.

                                      SUNTRUST BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:



                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                      UBS AG, STAMFORD BRANCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      By:_______________________________
                                      Name:
                                      Title:

                                      COMERICA BANK, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      HSBC BANK PLC, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      MERRILL LYNCH, as a Lender

                                      By:_______________________________
                                      Name:
                                      Title:

                                      SUNTRUST BANK, as a Lender

                                      By: /s/ William C. Humphries
                                         -------------------------------
                                      Name:   William C. Humphries
                                      Title:  Director


                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                          TORONTO DOMINION (TEXAS), INC., as a
                                          Lender

                                          By: /s/ Jill Hall
                                             -------------------------------
                                          Name:   Jill Hall
                                          Title:  Vice President



                                          KEYBANK NATIONAL ASSOCIATION, as a
                                          Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          BANCA NAZIONALE DEL LAVORO, S.p.A.,
                                          New York Branch, as a Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK, as a Lender

                                          By:_______________________________
                                          Name:
                                          Title:


                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY, as a Lender


                                          By:_______________________________
                                          Name:
                                          Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                          TORONTO DOMINION (TEXAS), INC., as a
                                          Lender

                                          By:_______________________________
                                          Name:
                                          Title:



                                          KEYBANK NATIONAL ASSOCIATION, as a
                                          Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          BANCA NAZIONALE DEL LAVORO, S.p.A.,
                                          New York Branch, as a Lender

                                          By: /s/ Juan Cortes
                                             -------------------------------
                                          Name:   Juan Cortes
                                          Title:  Vice President

                                          By: /s/ Leonardo Valentini
                                             -------------------------------
                                          Name:   Leonardo Valentini
                                          Title:  First Vice President

                                          THE BANK OF NEW YORK, as a Lender

                                          By:_______________________________
                                          Name:
                                          Title:


                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY, as a Lender


                                          By:_______________________________
                                          Name:
                                          Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                          TORONTO DOMINION (TEXAS), INC., as a
                                          Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          KEYBANK NATIONAL ASSOCIATION, as a
                                          Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          BANCA NAZIONALE DEL LAVORO, S.p.A.,
                                          New York Branch, as a Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK, as a Lender

                                          By: /s/ Joshua Feldman
                                             -------------------------------
                                          Name:   Joshua Feldman
                                          Title:  Vice President


                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY, as a Lender


                                          By:_______________________________
                                          Name:
                                          Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                          TORONTO DOMINION (TEXAS), INC., as
                                          a Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          KEYBANK NATIONAL ASSOCIATION, as a
                                          Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          BANCA NAZIONALE DEL LAVORO, S.p.A.,
                                          New York Branch, as a Lender

                                          By:_______________________________
                                          Name:
                                          Title:

                                          THE BANK OF NEW YORK, as a Lender

                                          By:_______________________________
                                          Name:
                                          Title:


                                          BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY, as a Lender

                                          By: /s/ Friedrich N. Wilms
                                             -------------------------------
                                          Name:   Friedrich N. Wilms
                                          Title:  Global Relationship Manager




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                    BAYERISCHE LANDESBANK
                                    GIROZENTRALE, CAYMAN ISLANDS
                                    BRANCH, as a Lender

                                    By: /s/ Hereward Drummond
                                       -------------------------------
                                    Name:   Hereward Drummond
                                    Title:  Senior Vice President

                                    By: /s/ James M. Bolye
                                       -------------------------------
                                    Name:   James M. Bolye
                                    Title:  Vice President



                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                    a Lender

                                    By:_______________________________
                                    Name:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, CHICAGO BRANCH, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    LLOYDS TSB BANK plc, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                    BAYERISCHE LANDESBANK
                                    GIROZENTRALE, CAYMAN ISLANDS
                                    BRANCH, as a Lender

                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                    a Lender

                                    By: /s/ Guido Van Hauwermeiren
                                       -------------------------------
                                    Name:   Guido Van Hauwermeiren
                                    Title:  Authorized Signature


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, CHICAGO BRANCH, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    LLOYDS TSB BANK plc, as a Lender


                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                    BAYERISCHE LANDESBANK
                                    GIROZENTRALE, CAYMAN ISLANDS
                                    BRANCH, as a Lender

                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                    a Lender

                                    By:_______________________________
                                    Name:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, CHICAGO BRANCH, as a Lender


                                    By: /s/ Walter R. Wolff
                                       -------------------------------
                                    Name:   Walter R. Wolff
                                    Title:  Joint General Manager and Group Head


                                    LLOYDS TSB BANK plc, as a Lender

                                    By:_______________________________
                                    Name:
                                    Title:

                                    By:_______________________________
                                    Name:
                                    Title:




                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                            MELLON BANK, N.A., as a Lender

                                            By:_______________________________
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK OF INDIANA, as a
                                            Lender

                                            By: /s/ David McNeely
                                               -------------------------------
                                            Name:   David McNeely
                                            Title:  Corporate Banking Officer


                                            By:_______________________________
                                            Name:
                                            Title:


                                            MERITA BANK PLC, as a Lender

                                            By:_______________________________
                                            Name:
                                            Title:

                                            By:_______________________________
                                            Name:
                                            Title:





                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT

                                            MELLON BANK, N.A., as a Lender

                                            By:_______________________________
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK OF INDIANA, as a
                                            Lender

                                            By:_______________________________
                                            Name:
                                            Title:

                                            By:_______________________________
                                            Name:
                                            Title:

                                            NORDEA BANK FINLAND PLC (formerly
                                            MERITA BANK PLC), as a Lender

                                            By: /s/ Charles J. Lansdown
                                               -------------------------------
                                            Name:   Charles J. Lansdown
                                            Title:  Senior Vice President

                                            By: /s/ Ulf Forsstrom
                                               -------------------------------
                                            Name:   Ulf Forsstrom
                                            Title:  Vice President





                                            SIGNATURE PAGE TO AMENDMENT NO. 2 TO
                                                        364-DAY CREDIT AGREEMENT